UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Tyme Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

TYME TECHNOLOGIES, INC. c/o Continental Proxy Services 1 State Street, New York, NY 10004

You May Vote Your Proxy When You View The

Material On The Internet. You Will Be Asked

To Follow The Prompts To Vote Your Shares.

TYME TECHNOLOGIES, INC.

17 State Street, 7th Floor

New York, NY 10004

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

to be held on

August 20, 2020

Dear Stockholder,

The 2020 Annual Meeting of Stockholders of Tyme Technologies, Inc. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on August 20, 2020 at 11:00 AM (Eastern Time) by visiting https://www.cstproxy.com/tymeinc/2020.

Proposals to be considered at the Annual Meeting:

(1)

To consider and act upon a proposal to elect to the Company’s Board of Directors three (3) persons nominated by the Board of Directors as Class III Directors — David Carberry, Douglas A. Michels and Paul L. Sturman;

(2)	To consider and act upon, by a non-binding advisory vote, a resolution to approve the compensation of our named executive officers;

(3)	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year ending March 31, 2021; and

(4)	To transact any other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposals 2 and 3.

Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

To view the Proxy Materials and attend the Annual Meeting, please go to: https://www.cstproxy.com/tymeinc/2020

TYME TECHNOLOGIES, INC.

17 State Street, 7th Floor

New York, NY 10004

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on August 20, 2020.

The following Proxy Materials are available to you to review at https://www.cstproxy.com/tymeinc2020:

-	Company’s Annual Report for the year ended March 31, 2020;

-	the Company’s 2020 Proxy Statement;

-	the Proxy Card; and

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 6, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone, please call toll free 1-888-266-6791, or

By logging on to https://www.cstproxy.com/tymeinc/2020, or

By email at: proxy@continentalstock.com

                    Please include the company name and your control number in the subject line.